MORGAN STANLEY AIRCRAFT FINANCE
                           Report to Noteholders
             All amounts in US dollars unless otherwise stated


Payment Date                  15th of each month
Convention                    Modified Following Business Day
Current Payment Date          15-Dec-98
Current Calculation Date      9-Dec-98
Previous Payment Date         16-Nov-98
Previous Calculation Date     9-Nov-98
------------------------------------------------------------------------------

1. Account Activity Summary between Calculation Dates

-----------------------------------------------------------------------------------------------
                                     Prior          Deposits       Withdrawals    Balance on
                                    Balance                                    Calculation Date
                                   9-Nov-98                                        9-Dec-98
-----------------------------------------------------------------------------------------------
Expense Account                   1,348,185.96    1,187,620.89    (1,139,472.20)  1,396,334.66
Collection Account               12,433,705.65   13,616,098.73   (12,433,705.47) 13,616,098.91
Aircraft Purchase Account                    -               -               -               -
Liquidity Reserve cash balance   25,000,000.00               -               -   25,000,000.00
-----------------------------------------------------------------------------------------------
Total                            38,781,891.61   14,803,719.62   (13,573,177.67) 40,012,433.57
-----------------------------------------------------------------------------------------------

2. Analysis of Expenses Account Activity

-----------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                      1,348,185.96
Transfer from Collection Account on previous Payment Date                         1,180,051.41
Permitted Aircraft Accrual                                                          400,000.00
Interim Transfer from Collection Account                                                167.61
Interest Income                                                                       7,401.87
Balance on current Calculation Date
 - Payments on previous payment date                                               (518,600.99)
 - Interim payments                                                                (614,690.41)
 - other                                                                             (6,180.80)
-----------------------------------------------------------------------------------------------
Balance on current Calculation Date                                               1,796,334.66
-----------------------------------------------------------------------------------------------

3. Analysis of Collection Account Activity

-----------------------------------------------------------------------------------------------
Opening Balance on Previous Calculation Date                                     12,433,705.65
Collections during period
 - lease rentals                                                                 11,679,133.00
 - maintenance reserves                                                           1,754,785.00
 - other leasing income                                                              30,598.41
 - interest income                                                                  145,568.83
 - interim transfer from Expense A/C                                                  6,180.80
Transfers from Aircraft Purchase Account                                                     -
Drawings under Credit or Liquidity Enhancement Facilities                                    -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                       -
Transfer to Expense Account on previous Payment Date
 - Required Expense Amount                                                       (1,180,051.41)
 - Permitted Aircraft Modifications                                                (400,000.00)
Net Swap payments on previous Payment Date                                         (495,829.06)
Aggregate Note Payments on previous Payment Date                                (10,357,825.00)
Interim Transfer to Expense Account                                                    (167.31)
-----------------------------------------------------------------------------------------------
Balance on current Calculation Date                                              13,616,098.91
-----------------------------------------------------------------------------------------------

Analysis of Liquidity Reserve Amount
First Collection Account Reserve                                                 15,000,000.00
Second Collection Account Reserve                                                10,000,000.00
Morgan Stanley Facility                                                          10,000,000.00
ILFC Facility
   - Letter of Credit                                             10,000,000.00
   - Cash Security Deposits                                       20,816,351.00  30,816,351.00
                                                                                --------------
Liquidity Reserve Amount                                                         65,816,351.00
                                                                                --------------

Minimum Liquidity Reserve Amount                                                 15,000,000.00

-----------------------------------------------------------------------------------------------

                      MORGAN STANLEY AIRCRAFT FINANCE
                           Report to Noteholders
             All amounts in US dollars unless otherwise stated

Current Payment Date                   15-Dec-98
Current Calculation Date               9-Dec-98
Previous Payment Date                  16-Nov-98
Previous Calculation Date              9-Nov-98

----------------------------------------------------------------------------------------------------------------
Balance in Collection Account                                                                     13,616,098.91
Liquidity Reserve Amount                                                                          65,816,351.00
                                                                                              ------------------
Available Collections                                                                             79,432,449.91
                                                                                              ==================

<CAPTION
3. Analysis of Collection Account Activity (Continued)
----------------------------------------------------------------------------------------------------------------
Analysis of Current Payment Date Distributions
(I)          Required Expense Amount                                                               1,850,430.50
(II)  a)     Class A Interest but excluding Step-up                                                3,141,825.21
      b)     Swap Payments other than subordinated swap payments                                     660,557.17
(iii) a)     Repayment of Primary Eligible Credit Facilities                                                  -
      b)     First Collection Account top-up (Minimum liquidity reserve $15 m)                    15,000,000.00
(iv)         Class A Minimum principal payment                                                                -
(v)          Class B Interest                                                                        471,216.88
(vi)         Class B Minimum principal payment                                                       309,297.89
(vii)        Class C Interest                                                                        594,444.44
(viii)       Class C Minimum principal payment                                                                -
(ix)         Class D Interest                                                                        818,888.89
(x)          Class D Minimum principal payment                                                                -
(xi)  a)     Secondary Eligible Credit Facilities (ILFC and Morgan Stanley Facilities)                        -
      b)     Second collection account top-up                                                     50,816,351.00
(xii)        Class A Scheduled principal                                                                      -
(xiii)       Class B Scheduled principal                                                                      -
(xiv)        Class C Scheduled principal                                                                      -
(xv)         Class D Scheduled principal                                                                      -
(xvi)        Permitted accruals for Modifications                                                    400,000.00
(xvii)       Step-up interest                                                                                 -
(xviii)      Beneficial interest                                                                              -
(xix)        Class A Supplemental principal                                                        5,369,437.93
(xx)         Class B Supplemental principal                                                                   -
(xxi)        Class D Redemption Price                                                                         -
(xxii)       Class C Redemption Price                                                                         -
(xxiii)      Class B Redemption Price                                                                         -
(xxiv)       Class A Redemption Price                                                                         -
(xxv)        Subordinated Swap payments                                                                       -
(xxvi)       all remaining amounts to holders of Beneficial interests
             Total Payments with respect to Payment Date                                          79,432,449.91
             less collection Account Top Ups (iii) (b) and (xi) (b) above                         65,816,351.00
                                                                                              ------------------
                                                                                                  13,616,098.91
                                                                                              ==================

----------------------------------------------------------------------------------------------------------------


                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated

Current Payment Date                      15-Dec-98
Current Calculation Date                  9-Dec-98
Previous Payment Date                     16-Nov-98
Previous Calculation Date                 9-Nov-98
--------------------------------------------------------------------------------------------

4. Payments on the Notes by Subclass

--------------------------------------------------------------------------------------------
                                               Subclass         Subclass         Subclass
(a) Floating Rate Notes                          A-1              A-2              B-1

--------------------------------------------------------------------------------------------
Applicable LIBOR                                 5.27781%         5.27781%         5.27781%
Applicable Margin                                 0.4514%          0.5914%          0.8914%
Applicable Interest Rate                         5.72919%         5.86919%         6.16919%
Day Count                                         Act/360          Act/360          Act/360
Actual Number of Days                                  29               29               29
Interest Amount Payable                      1,846,072.11     1,295,753.09       471,216.88
Step-up Interest Amount Payable                         -        NA               NA
--------------------------------------------------------------------------------------------
Total Interest Paid                          1,846,072.11     1,295,753.09       471,216.88
--------------------------------------------------------------------------------------------

Expected Final Payment Date                     15-Mar-00        15-Sep-05        15-Mar-13
Excess Amortisation Date                        15-Mar-00        15-Apr-98        15-Apr-98
--------------------------------------------------------------------------------------------
Original Balance                           400,000,000.00   340,000,000.00   100,000,000.00
Opening Outstanding Principal Balance      400,000,000.00   274,061,884.53    94,819,408.86
--------------------------------------------------------------------------------------------
Extended Pool Factors                             100.00%           93.61%          100.00%
expected Pool Factors                             100.00%           89.30%           97.03%
--------------------------------------------------------------------------------------------
Extension Amount                                        -                -                -
expected Pool Factor Amount                             -                -                -
Surplus Amortisation                                    -     5,369,437.93       309,297.89
--------------------------------------------------------------------------------------------
Total Principal Distribution Amount                     -     5,369,437.93       309,297.89
--------------------------------------------------------------------------------------------
Redemption Amount
- amount allocable to principal
- amount allocable to premium
--------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance      400,000,000.00   268,692,446.59    94,510,110.96
--------------------------------------------------------------------------------------------


---------------------------------------------------------------------------

(b) Fixed Rate Notes                               C-1              D-1

---------------------------------------------------------------------------
Applicable Interest Rate                            7.13%            8.93%
Day count                                        30 / 360         30 / 360
Number of Days                                         30               30
Interest Amount Payable                        594,444.44       818,888.89
---------------------------------------------------------------------------
Total Interest Paid                            594,444.44       818,888.89
---------------------------------------------------------------------------
Expected Final Payment Date                     15-Mar-13        15-Mar-14
Excess Amortisation Date                        15-Mar-13        15-Mar-10
Opening Outstanding Principal Balance      100,000,000.00   110,000,000.00
---------------------------------------------------------------------------
Extended Pool Factors                             100.00%          100.00%
expected Pool Factors                             100.00%          100.00%
---------------------------------------------------------------------------
Extended Amount                                         -                -
expected Pool Factor amount                             -                -
---------------------------------------------------------------------------
Total Principal Distribution Amount                     -                -
---------------------------------------------------------------------------
Redemption Amount                                       -                -
- amount allocable to principal                         -                -
- amount allocable to premium                           -                -
---------------------------------------------------------------------------
Closing Outstanding Principal Balance      100,000,000.00   110,000,000.00
---------------------------------------------------------------------------

                        MORGAN STANLEY AIRCRAFT FINANCE
                             Report to Noteholders
               All amounts in US dollars unless otherwise stated

Current Payment Date                             15-Dec-98
Current Calculation Date                         9-Dec-98
Previous Payment Date                            16-Nov-98
Previous Calculation Date                        9-Nov-98
-------------------------------------------------------------------------------------------------

5. Floating Rate Note information for next Interest Accrual Period

Start of Interest Accrual Period                       15-Dec-98
End of Interest Accrual Period                         15-Jan-99
Reference Date                                         11-Dec-98

-------------------------------------------------------------------------------------------------

                                                          A-1             A-2             B-1

-------------------------------------------------------------------------------------------------
Applicable LIBOR                                        5.53547%        5.53547%        5.53547%
Applicable Margin                                        0.2100%         0.3500%         0.6500%
Applicable Interest Rate                                5.74547%         5.8855%         6.1855%
Actual Pool Factor                                       100.00%          79.03%          94.51%

-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------

Fixed Rate Notes                                       C-1             D-1

---------------------------------------------------------------------------------

Actual Pool Factor                                       100.00%         100.00%

---------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

6. Payments per $ 100,000 Inital Outstanding Principal Balance of Notes

-------------------------------------------------------------------------------------------------

(a) Floating Rate Notes                                A-1             A-2             B-1

-------------------------------------------------------------------------------------------------

Opening Outstanding Principal Balance                 100,000.00       80,606.44       94,819.41
Total Principal Payments                                       -        1,579.25          309.30
Closing Outstanding Principal Balance                 100,000.00       79,027.19       94,510.11

Total Interest                                            461.52          381.10          471.22
Total Premium                                                  -               -               -

-------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------

(b) Fixed Rate Notes                                     C-1            D-1

---------------------------------------------------------------------------------

Opening Outstanding Principal Balance                 100,000.00      100,000.00
Total Principal Payments                                       -               -
Closing Outstanding Principal Balance                 100,000.00      100,000.00

Total Interest                                            594.44          744.44
Total Premium                                                  -               -

---------------------------------------------------------------------------------